LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

1300 South Clinton Street

Fort Wayne, Indiana 46802

February 11, 2019

Dear Contract Owners and Shareholders:

Enclosed is a notice and combined Proxy Statement and Prospectus relating to a Special Meeting of Shareholders of LVIP ClearBridge Large Cap Managed Volatility Fund (the “Acquired Fund”).

The Acquired Fund is a series of Lincoln Variable Insurance Products Trust (the “Trust”). The Special Meeting of Shareholders (the “Meeting”) of the Acquired Fund is scheduled to be held at the Trust’s offices, 1300 South Clinton Street, Fort Wayne, Indiana 46802, on May 9, 2019 at 10:30 a.m., Eastern time. At the Meeting, the shareholders of the Acquired Fund who are entitled to vote at the Meeting will be asked to approve the proposal described below.

The Trust’s Board of Trustees (the “Board”) has called the Meeting to request shareholder approval of the reorganization of the Acquired Fund into the LVIP ClearBridge QS Select Large Cap Managed Volatility Fund (formerly, LVIP Blended Core Equity Managed Volatility Fund), a series of the Trust (the “Acquiring Fund”) (the “Reorganization”). Each Fund is managed by Lincoln Investment Advisors Corporation.

As an owner of a variable life insurance policy and/or a variable annuity contract or certificate that participates in the Acquired Fund through the investment divisions of a separate account or accounts established by The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”), you are entitled to instruct Lincoln Life and Lincoln New York, as applicable, how to vote the Acquired Fund shares related to your interest in those accounts held as of the close of business on January 10, 2019. (For convenience, contract owners and policy participants are referred to collectively as “Contract Owners.”) The attached Notice of Special Meeting of Shareholders and combined Proxy Statement and Prospectus concerning the Meeting describe the matters to be considered at the Meeting. You should read the combined Proxy Statement and Prospectus prior to completing your voting instruction card.

The Board has approved the proposal and recommends that you vote “FOR” the proposal. Although the Board has determined that a vote “FOR” the proposal is in your best interest, the final decision belongs to the Contract Owners.

If the Reorganization is approved and implemented, each Contract Owner that invests indirectly in the Acquired Fund will automatically become a Contract Owner that invests indirectly in the Acquiring Fund.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, and signing the enclosed voting instruction card and returning it in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. For further information on how to provide voting instructions, please see the Contract Owners Voting Instructions included herein. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may provide voting instructions in person, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

Very truly yours,

Jayson Bronchetti
President
Lincoln Variable Insurance Products Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

LVIP CLEARBRIDGE LARGE CAP MANAGED VOLATILITY FUND

TO BE HELD ON MAY 9, 2019

To the Contract Owners and Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of LVIP ClearBridge Large Cap Managed Volatility Fund (the “Acquired Fund”), a series of Lincoln Variable Insurance Products Trust (the “Trust”), will be held on May 9, 2019 at 10:30 a.m., Eastern time, at the offices of the Trust, located at 1300 South Clinton Street, Fort Wayne, Indiana 46802.

The Meeting will be held to act on the following proposal:

1.

To approve the Agreement and Plan of Reorganization with respect to the reorganization of the Acquired Fund into the LVIP ClearBridge QS Select Large Cap Managed Volatility Fund (the “Acquiring Fund”), also a series of the Trust.

2.	To transact other business that may properly come before the Meeting or any adjournments thereof.

The Board unanimously recommends that you vote in favor of relevant proposal(s).

Only shareholders of record who owned shares of the Acquired Fund at the close of business on January 10, 2019 (the “Record Date”) are entitled to vote at the Meeting and at any adjournments or postponements thereof. If you are a shareholder of record of the Acquired Fund on the Record Date, you have the right, and are being asked, to direct the persons listed on the enclosed voting instruction card as to how your shares should be voted.

Shares of the Funds are sold directly or indirectly primarily to separate accounts of The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”) that support certain variable annuity contracts and variable life insurance policies (the “Accounts”) issued by such companies. (For convenience, contract owners and policy participants are referred to collectively as “Contract Owners.”) Contract Owners have the right to instruct Lincoln Life and Lincoln New York, as applicable, as the record owners of shares of the Acquired Fund that are owned in the Accounts, how to vote the shares of the Funds that are attributable to those Accounts at the Meeting.

To assist you, a voting instruction card is enclosed. In addition, a Proxy Statement describing the matters to be voted on at the Meeting or any adjournment(s) thereof is included with this Notice. The enclosed voting instruction card is being solicited on behalf of the Board of Trustees of the Trust.

We realize that you may not be able to attend the Meeting. However, we do need your voting instructions. Whether or not you plan to attend the Meeting, please promptly complete, sign, and return each voting instruction card included with this Proxy Statement in the enclosed postage-paid envelope or provide your voting instructions by mail, telephone, or through the Internet as explained in the enclosed Proxy Statement. If you decide to attend the Meeting, you may revoke your prior voting instructions and provide voting instructions or your vote in person. The number of shares of the Acquired Fund attributable to you will be voted in accordance with your voting instruction card.

If you have any questions about the Meeting, please feel free to call (800) 4LINCOLN (454-6265).

By Order of the Board of Trustees of the Trust,

Samuel K. Goldstein
Assistant Secretary
February 11, 2019

Important notice regarding the availability of proxy materials for the shareholder Meeting to be held on May 9, 2019: this Notice of Special Meeting of Shareholders, Proxy Statement and the form of voting instruction card are available on the Internet at https://www.proxy-direct.com/lin-30392.

PROXY STATEMENT

for

LVIP ClearBridge Large Cap Managed Volatility Fund

(a series of Lincoln Variable Insurance Products Trust)

PROSPECTUS

for

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund

(formerly, LVIP Blended Core Equity Managed Volatility Fund)

(a series of Lincoln Variable Insurance Products Trust)

Dated February 11, 2019

1300 South Clinton Street

Fort Wayne, Indiana 46802

This combined Prospectus and Proxy Statement (“Proxy Statement/Prospectus”) is being furnished to you in connection with the solicitation of voting instructions relating to the Lincoln Variable Insurance Products Trust (the “Trust”), by the Trust’s Board of Trustees (the “Board”), for a special meeting of shareholders (the “Meeting”) of LVIP ClearBridge Large Cap Managed Volatility Fund (the “Acquired Fund”), to be held at the offices of the Trust at 1300 South Clinton Street, Fort Wayne, Indiana 46802, at 10:30 a.m. Eastern Time on May 9, 2019.

The Board is soliciting voting instructions/proxies from its shareholders with respect to the following proposal:

1.

To approve the Agreement and Plan of Reorganization with respect to the reorganization of the Acquired Fund into the LVIP ClearBridge QS Select Large Cap Managed Volatility Fund (the “Acquiring Fund”), also a series of the Trust.

2.	To transact other business that may properly come before the Meeting or any adjournments thereof.

The transaction described in Proposal 1 is referred to herein as the “Reorganization.”

Only shareholders of record who owned shares of the Acquired Fund at the close of business on January 10, 2019 (the “Record Date”) are entitled to vote at the Meeting and at any adjournments or postponements thereof.

Shares of the Funds are sold directly or indirectly primarily to separate accounts of The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”) that support certain variable annuity contracts and variable life insurance policies (the “Accounts”) issued by such companies. (For convenience, contract owners and policy participants are referred to collectively as “Contract Owners”). Contract Owners have the right to instruct Lincoln Life and Lincoln New York, as applicable, as the record owners of shares of the Acquired Fund that are owned in the Accounts, how to vote the shares that are attributable to those Accounts at the Meeting.

If you are a shareholder of record of the Acquired Fund on the Record Date, you have the right, and are being asked, to direct the persons listed on the enclosed voting instruction card as to how your shares in the Acquired Fund should be voted.

The date of the first mailing of the voting instruction card and this Proxy Statement/Prospectus to shareholders and to the corresponding Contract Owners will be on or about February 11, 2019. If you have any questions about the Meeting, please feel free to call us toll free at (800) 4LINCOLN (454-6265).

It is important for you to provide voting instructions or vote on the proposal described in this Proxy Statement/Prospectus. We recommend that you carefully read this Proxy Statement/Prospectus in its entirety as the explanations will help you to decide how to vote on the proposal. This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information that you should know about the Acquired Fund, the Acquiring Fund and the Agreement and Plan of Reorganization.

This Proxy Statement/Prospectus and a voting instruction card also will be available at https://www.proxy-direct.com/lin-30392. It is expected that one or more representatives of Lincoln Life and Lincoln New York will attend the Meeting in person or by proxy and will vote shares held by Lincoln Life and Lincoln New York in accordance with voting instructions received from its Contract Owners and in accordance with voting procedures established by the Trust.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated by reference into this Proxy Statement/Prospectus:

1.

The Prospectus and Statement of Additional Information of the Trust with respect to the Acquired Fund, dated May 1, 2018 (File Nos. 33-70742 and 811-08090) as supplemented on December 12, 2018 (SEC Accession No. 0001193125-18-347435);

2.

The Prospectus and Statement of Additional Information of the Trust with respect to the Acquiring Fund, dated May 1, 2018 (File Nos. 33-70742 and 811-08090); as supplemented January 11, 2019 (SEC Accession No. 0001193125-19-006938).

3.	The Statement of Additional Information dated February 11, 2019, relating to the Reorganization (File No. 333-229221).

For a free copy of any of these documents, please call 1-800-4LINCOLN (454-6265) or write to the Trust at the address above.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934. Accordingly, it must file certain reports and other information with the SEC about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY	1

THE PROPOSED REORGANIZATION	4

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION	21

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	29

FINANCIAL HIGHLIGHTS	38

SHAREHOLDER AND VOTING INFORMATION	43

APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION	48

SUMMARY

We recommend that you read the enclosed Proxy Statement/Prospectus. In addition to the detailed information in the Proxy Statement/Prospectus, the following questions and answers provide an overview of key information about the Reorganization.

Q.	Why are we sending you the Proxy Statement/Prospectus?

A.

On December 4, 2018, the Board approved the Reorganization of the Acquired Fund into the Acquiring Fund. You are receiving the enclosed Proxy Statement/Prospectus in connection with a special shareholder meeting of the Acquired Fund. At the special meeting, shareholders of the Acquired Fund will be asked to vote on the approval of an Agreement and Plan of Reorganization providing for the Reorganization of the Acquired Fund into the Acquiring Fund.

Q.	Why has the Board approved the Reorganization proposal?

A.

The Board concluded that the Reorganization is in the best interests of the Acquiring Fund and the Acquired Fund. The Board based its approval on several factors, such as the Funds’ similar investment objectives and principal investment strategies (as described below under “Comparison of Investment Objectives, Policies, and Strategies”); the Acquiring Fund’s lower net expense ratio for each class of shares (as described below under “Comparative Fee and Expense Tables”); the comparative performance of the Funds (as described below under “Comparative Performance Information”); improved prospects for economies of scale in the Acquiring Fund after the Reorganization due to the additional assets that the Acquiring Fund would acquire in the Reorganization; and the agreement (discussed below) of the Funds’ investment adviser to pay all costs related to the Reorganization. Further information on the Board’s considerations is included under “Additional Information About the Reorganization—Board Considerations.”

Q.	What will happen to the existing shares?

A.

Immediately after the Reorganization, you indirectly will own shares of the Acquiring Fund that are equal in total value, as of the closing date of the Reorganization, to the shares of the Acquired Fund held as of such time. Therefore, your investment will not lose value as a result of the Reorganization.

Q.	How do the fees and expenses compare?

A.

The net annual fund operating expense ratio of the Acquiring Fund is lower than the net annual fund operating expense ratio of the Acquired Fund, which reflects the Acquiring Fund’s expense cap. As a result, following the Reorganization, former investors in the Acquired Fund will experience an immediate reduction in costs. In addition, Lincoln Investment Advisors Corporation (“LIAC”), the

investment adviser to each Fund, has contractually agreed to reimburse the expenses of the Acquiring Fund for two years following the Reorganization to the extent required to prevent the net annual fund operating expense ratio of Standard Class shares from exceeding 0.68% and Service Class shares from exceeding 1.03%.

The section entitled “The Proposed Reorganization—Comparative Fee and Expense Tables” of the Proxy Statement/Prospectus compares the fees and expenses of the Funds in detail.

Q.	How do the Funds’ investment goals and principal investment strategies compare?

A.

The Funds have similar investment objectives and principal investment strategies; each Fund pursues a strategy that invests at least 80% of its assets in a portfolio of investments that provide exposure to securities of large cap issuers. The objective of the Acquiring Fund is to seek capital appreciation. The objective of the Acquired Fund is to seek long-term capital appreciation. As explained in greater detail below in the discussion of the Reorganization, there are differences between the principal investment strategies of the Acquiring Fund and the principal investment strategies of the Acquired Fund, most significantly that the Acquired Fund seeks to achieve its investment objective by investing in underlying funds, while the Acquiring Fund utilizes subadvisers to manage its investments on a day-to-day basis.

Q.	Will I be able to purchase, redeem, and exchange shares and receive distributions the same way?

A.	The Funds have identical distribution procedures, purchase procedures, exchange rights and redemption procedures.

Q.	Will I have to pay federal income taxes as a result of the Reorganization?

A.

Shares of the Funds are offered only through variable annuity and variable life products. Because these products allow tax-free treatment for transactions within such products, you are not expected to recognize any gain or loss for federal income tax purposes on the exchange of shares of the Acquired Fund for shares of the Acquiring Fund, though the Reorganization is not itself structured so as to qualify as a tax-free transaction.

Q.	Who will manage the Acquiring Fund after the Reorganization?

A.	LIAC serves as the investment adviser to the Acquiring Fund and the Acquired Fund.

The Acquiring Fund is sub-advised by ClearBridge Investments, LLC (“ClearBridge”) and QS Investors, LLC (“QS Investors”). The Acquired Fund invests substantially all of its assets in underlying funds managed by ClearBridge and QS Investors.

SSGA Funds Management, Inc. (“SSGA FM”) serves as the sub-adviser to the Acquiring Fund and the Acquired Fund, managing their risk management overlay strategies.

Q.	Who will pay the costs of the Reorganization?

A.

LIAC will pay all costs incurred in connection with the Reorganization, including any brokerage and portfolio transition costs. Total costs of the Reorganization are projected to be approximately $90,000, including proxy solicitation costs of $11,000.

In the Reorganization, it is anticipated that the Acquired Fund will redeem in kind its holdings of underlying funds, with the redeemed portfolio securities to be transferred to the Acquiring Fund in kind. The Acquiring Fund is expected to sell approximately 17% of such portfolio and to deploy the resulting cash to increase the size of positions in securities held by the Acquiring Fund at the time of the Reorganization. As a result, it is expected that the Acquiring Fund’s portfolio post-Reorganization will resemble as nearly as possible the Acquiring Fund’s portfolio pre-Reorganization. Because LIAC has agreed to pay for these costs, the Acquiring Fund is not expected to incur brokerage commissions in connection with investing the proceeds of the Reorganization.

Q.	What will happen if shareholders of the Acquired Fund do not approve the Reorganization or the transaction is otherwise not completed?

A.

If the Reorganization is not completed for any reason, the Board will consider other possible courses of action, including continuing to operate the Acquired Fund as a stand-alone fund, merging the Acquired Fund into another Lincoln fund or liquidating the Acquired Fund.

Q.	When will the Reorganization occur?

A.	The Reorganization is expected to be completed on or about May 24, 2019 (the “Closing Date”).

Q.	How does the Board recommend that I vote?

A.	The Board unanimously recommends that you vote in favor of the Proposal.

THE PROPOSED REORGANIZATION

PROPOSAL 1

Proposal 1: To approve the Agreement and Plan of Reorganization with respect to the Reorganization of the Acquired Fund into the Acquiring Fund.

Proposal 1 requests your approval of the Agreement and Plan of Reorganization pursuant to which the Acquired Fund will be reorganized into the Acquiring Fund. In considering whether you should approve the Proposal, you should note that:

-

Investment Objectives. The Funds have similar investment objectives. The objective of the Acquiring Fund is to seek capital appreciation. The objective of the Acquired Fund is to seek long-term capital appreciation.

-	Investment Strategies. The Funds have similar investment strategies.

o

Each Fund invests at least 80% of its assets in investments that provide exposure to large cap equity securities. The Acquiring Fund does this directly, with ClearBridge and QS Investors as subadvisers, while the Acquired Fund does so through investments in underlying funds managed by ClearBridge and QS Investors.

o

Each Fund also seeks to control portfolio volatility by employing an actively managed risk overlay. For each Fund, LIAC has engaged SSGA FM to manage the risk overlay with its proprietary volatility forecasting model by selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to seek to reduce the impact of significant market downturns during periods of high volatility.

o	For a detailed comparison, see “Comparison of Investment Objectives, Policies and Strategies” below.

-

Risks. Each Fund’s principal risks include market risk, value stocks risk, foreign investments risk, foreign currency risk, currency management strategy risk, risk management strategy risk, futures risk, liquidity risk and growth stocks risk. Asset allocation risk, small and medium-cap companies risk, leverage risk, hedging risk and income stocks risk are also principal risks of the Acquired Fund, while medium cap companies risk is a principal risk of the Acquiring Fund. For a detailed comparison of the Funds’ risks, see “Comparison of Principal Risk Factors” below. For an explanation of the particular risks, see “Additional Information About the Reorganization—Descriptions of Risk Factors” below.

-	Fees and Expenses. Shareholders will not pay any sales charges or expenses in connection with the Reorganization.

-	The Acquired Fund’s current net expense ratios for Standard Class shares and Service Class shares, respectively, are 0.83% and 1.18%. If shareholders approve the Reorganization, the projected net expense ratios of the corresponding share classes of the Acquiring Fund are 0.68% and 1.03%, respectively.

-

The Acquiring Fund is subject to the expense limitation agreement between LIAC and the Trust, which will continue at least through April 30, 2020 and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Pursuant to that agreement, the Acquiring Fund’s ordinary operating expenses are limited to 0.68% for Standard Class shares and 1.03% for Service Class shares.

-	If the Reorganization is implemented, LIAC has contractually agreed to extend this expense limitation agreement for at least two years following the closing of the Reorganization.

-	The Acquired Fund’s gross management fee rate is 0.69%. The Acquiring Fund’s current and projected post-Reorganization gross management fee rate is 0.64%.

-

For a more detailed description of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables,” “Additional Information about the Acquiring Fund,” and “Additional Information about the Reorganization.”

-

Performance. For the year ended December 31, 2018, the annual total returns for the Acquiring Fund’s Standard Class shares and Service Class shares, respectively, were -2.80% and -3.14%. As of December 31, 2018, the average annual total returns of the Acquiring Fund’s Standard Class shares and the Service Class shares since inception on January 2, 2014 were 5.56% and 5.20%, respectively. The Acquiring Fund’s investment strategy was changed as of February 11, 2019 to appoint ClearBridge and QS Investors as sub-advisers, rather than investing in underlying funds, and the Acquiring Fund’s performance before that date reflects the Acquiring Fund’s strategy in use at the time.

-

For the year ended December 31, 2018, the annual total returns for the Acquired Fund’s Standard Class shares and Service Class shares, respectively, were -5.54% and -5.87%. As of December 31, 2018, the average annual total returns of the Acquired Fund’s Standard Class shares and the Service Class shares since inception on May 1, 2015, respectively, were 2.22% and 1.87%.

-	As of December 31, 2018, the Acquired Fund’s net assets were approximately $159 million, and the Acquiring Fund’s net assets were approximately $301 million.

-

Service Providers. LIAC serves as the investment manager for each Fund, and it is anticipated that LIAC will continue to manage the Acquiring Fund after the Reorganization. Lincoln Life acts as fund administrator for each

Fund, and it is anticipated that Lincoln Life will continue to administer the Acquiring Fund after the Reorganization.

-

The Trust has engaged Lincoln Life to serve as administrator to all Funds in the Trust. Pursuant to this engagement, the Trust reimburses Lincoln Life for the cost of administrative, internal legal and corporate secretary services, and pays a fee to Lincoln Life for contractholder servicing. Each Fund pays its proportionate share of these fees and reimbursements.

-	For a detailed description of LIAC and Lincoln Life, please see “Additional Information about the Acquiring Fund.”

-

Effects of the Reorganization. Following the Reorganization, the Acquiring Fund will continue to be managed in accordance with the investment objective, policies and strategies it currently has. It is not expected that the Acquiring Fund will revise any of its investment policies following the Reorganization. If the Reorganization is approved, all of the Acquired Fund’s assets on or around the Closing Date will be transferred to the Acquiring Fund and, to the extent not consistent with the Acquiring Fund’s investment criteria, liquidated and reinvested. LIAC has agreed to pay the costs of any such transition, including brokerage. The liquidation of the Acquired Fund’s assets is expected to result in it realizing gains (or losses) that would not otherwise have been realized; these are not expected to impact Contract Owners because all Fund shares are held through tax-deferred variable annuity and life insurance products.

-	LIAC will pay for the costs of the Reorganization, such as printing and mailing, legal, accounting, proxy solicitation, and brokerage costs. These costs are estimated to be approximately $90,000.

Comparative Fee and Expense Tables

The following tables show the current fees and expenses of each Fund and the estimated pro forma fees and expenses of the Acquiring Fund after giving effect to the proposed Reorganization. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder fees (paid directly from your investment)
Pro forma
LVIP ClearBridge Large Cap Managed Volatility Fund	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund (assuming Reorganization is approved)

None	None	None

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

			Pro forma
Standard Class Shares	LVIP ClearBridge Large Cap Managed Volatility Fund	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund (assuming Reorganization is approved)
Annual fund operating expenses (expenses that are deducted from fund assets)
Management Fees	0.69%	0.64%	0.64%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[1]	0.10%	0.09%	0.09%
Acquired Fund Fees and Expenses (AFFE)	0.73%	0.00%	0.00%
Total annual fund operating expenses (including AFFE)	1.52%[2]	0.73%	0.73%
Less Fee Waiver and Expense Reimbursement	(0.69%)[3]	(0.05%)[4,5]	(0.05%)[6]
Net annual fund operating expenses	0.83%	0.68%	0.68%

Service Class Shares
Annual fund operating expenses (expenses that are deducted from fund assets)
Management Fees	0.69%	0.64%	0.64%
Distribution and/or Service (12b-1) Fees	0.35%	0.35%	0.35%
Other Expenses[1]	0.10%	0.09%	0.09%
Acquired Fund Fees and Expenses (AFFE)	0.73%	0.00%	0.00%
Total annual fund operating expenses (including AFFE)	1.87%[2]	1.08%	1.08%
Less Fee Waiver and Expense Reimbursement	(0.69%)[3]	(0.05%)[4,5]	(0.05%)[6]
Net annual fund operating expenses	1.18%	1.03%	1.03%
1.

Fees and expenses for each Fund are based on those incurred by it for the 12 month period ended June 30, 2018, and for the Acquiring Fund are adjusted to reflect the current structure of the Fund effective February 11, 2019. The pro forma fees and expenses of the Acquiring Fund are calculated as if the Reorganization were in effect for the 12 months ended June 30, 2018.

2.

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include AFFE.

3.

LIAC has contractually agreed to waive the following portion of its advisory fee: 0.66% of the Fund’s average daily net assets. LIAC has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.10% of the Fund’s average daily net assets for the Standard Class (and 0.45% for the Service Class). Both agreements will continue through at least April 30, 2020 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

4.	Adjusted to reflect the current fee waiver and expense limitations of the Fund.
5.

LIAC has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.68% of the Fund’s average daily net assets for the Standard Class (and 1.03% for the Service Class). This agreement will continue at least through April 30, 2020 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

6.

LIAC has contractually agreed to reimburse the Acquiring Fund for at least two years following the closing of the Reorganization to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.68% of the Fund’s average daily net assets for the Standard Class (and 1.03% for the Service Class). This agreement cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Example of Fund Expenses

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other investment options. The example assumes that you invest $10,000 in a Fund for the time periods indicated; your investment has a 5% return each year; the Fund’s operating expenses remain the same; and any fee waiver or expense limitation agreements are not renewed after their expiration dates described in the footnotes to the expense table above.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Standard Class	1 Year	3 Years	5 Years	10 Years
LVIP ClearBridge Large Cap Managed Volatility Fund	$85	$413	$764	$1,754
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund	$69	$228	$401	$902
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund (assuming Reorganization is approved)	$69	$223	$396	$897

Service Class	1 Year	3 Years	5 Years	10 Years
LVIP ClearBridge Large Cap Managed Volatility Fund	$120	$521	$947	$2,134
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund	$105	$339	$591	$1,313
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund (assuming Reorganization is approved)	$105	$333	$586	$1,308

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During the fiscal year ended December 31, 2018, the portfolio turnover rates for the Acquired Fund and the Acquiring Fund were 7.89% and 9.47%, respectively.

Comparison of Investment Objectives, Policies, and Strategies

The Funds have similar investment objectives. The objective of the Acquiring Fund is to seek capital appreciation. The objective of the Acquired Fund is to seek long-term capital appreciation.

The Funds have similar investment strategies. Each Fund invests at least 80% of its assets in investments that provide exposure to large cap equity securities. The Acquiring Fund does this directly, with ClearBridge and QS Investors as subadvisers, while the Acquired Fund does so through investments in underlying funds managed by ClearBridge and QS Investors. Each Fund also seeks to control portfolio volatility by employing an actively managed risk overlay. For each Fund, LIAC has engaged SSGA FM to manage the risk overlay with its proprietary volatility forecasting model by selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to seek to reduce the impact of significant market downturns during periods of high volatility.

The following table compares the investment objectives and the principal investment policies and strategies of the Acquired Fund with those of the Acquiring Fund. The Board may change the investment objective of a Fund without a vote of that Fund’s shareholders. For more detailed information about each Fund’s investment strategies and risks, see the SAI.

	Acquired Fund	Acquiring Fund
	LVIP ClearBridge Large Cap Managed Volatility Fund	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Investment Objective	The investment objective of the Fund is to seek long-term capital appreciation.	The investment objective of the Fund is to seek capital appreciation.

	This objective is non-fundamental and may be changed without shareholder approval.	This objective is non-fundamental and may be changed without shareholder approval.

Principal Investment Strategies	The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “Underlying Funds”), while seeking to control the level of portfolio volatility by employing an actively managed risk-management overlay.	The Fund pursues its investment objective by investing in a portfolio of investments that provide exposure to securities of large cap issuers, while seeking to control the level of portfolio volatility by employing an actively managed risk-management overlay.

	The Underlying Funds are ClearBridge Funds. The Underlying Funds invest in a broad and diverse group of equity and income securities, as well as derivatives and other investments that have economic characteristics similar to such securities.	Lincoln Investment Advisors Corporation (“Adviser”) serves as the investment adviser to the Fund. The Adviser has selected ClearBridge Investments, LLC (“ClearBridge”) and QS Investors, LLC (“QS Investors”) to serve as the Fund’s sub-advisers.

Acquired Fund	Acquiring Fund
LVIP ClearBridge Large Cap Managed Volatility Fund	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund

Under normal circumstances, the Fund, through Underlying Funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to securities of large cap issuers, which, for purposes of the Fund, are companies within the capitalization range of the S&P 500® Index. As of December 31, 2018, the market capitalization range of the S&P 500® Index was $2.3 billion to $785 billion.	Under normal circumstances, the Fund invests at least 80% of its assets in a portfolio of investments that provide exposure to securities of large cap issuers, which, for purposes of the Fund, are companies within the capitalization range of the S&P 500® Index. As of December 31, 2018, the market capitalization range of the S&P 500® Index was $2.3 billion to $785 billion.

Large Cap Strategy. The Fund, through Underlying Funds, invests in equity securities, as well as in derivatives and other investments that have economic characteristics similar to such securities. An Underlying Fund may invest in securities of issuers of all capitalization sizes to the extent consistent with the Fund’s policy of investing at least 80% of its assets in a portfolio of investments that provide exposure to securities of large cap issuers. The Fund, through Underlying Funds, invests primarily in large cap securities, but also invests in small and mid-cap companies.

The Fund invests in equity securities, as well as in derivatives and other investments that have economic characteristics similar to such securities. The Fund may invest in securities of issuers of all capitalization sizes to the extent consistent with the Fund’s policy of investing at least 80% of its assets in a portfolio of investments that provide exposure to securities of large cap issuers. The Fund also may invest in securities of issuers of all capitalization sizes; however, a substantial number of the issuers are expected to be large-capitalization issuers.

The Fund invests in equities with a view to capital appreciation as well as income from dividend payments and other distributions.

Acquired Fund	Acquiring Fund
LVIP ClearBridge Large Cap Managed Volatility Fund	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund

The Fund invests in equities with a view to capital appreciation as well as income from dividend payments and other distributions.

Portfolio managers of the Underlying Funds employ various active investment strategies, and may invest in the U.S. or in foreign markets, including emerging markets. The Fund does not impose a limitation on the geographical locations or percentage of holdings of domestic and foreign issuers of the securities which the Fund holds through the Underlying Funds. Underlying Funds may use proprietary quantitative investment models and bottom-up analyses of individual issuers for stock selection, portfolio construction, and risk control.

The Adviser uses various analytical tools and proprietary and third-party research to construct the portfolio. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser’s desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over

The Fund invests a large percentage of its assets in equity securities of U.S. companies, although it may also invest in equity securities of foreign issuers. ClearBridge selects securities through a bottom-up, fundamental analysis and focuses on investing its portion of the Fund’s assets in the stocks of companies ClearBridge believes are experiencing or will experience earnings growth that exceeds the average rate of earnings growth of companies comprising the S&P 500® Index. ClearBridge may invest in securities of large, well-known companies offering prospects of long term earnings growth. ClearBridge emphasizes a long term strategic investments and risk management approach in order to allow the growth potential of the holdings to develop. ClearBridge reviews securities held by the Fund on an on-going basis and will re-examine whether a particular security should continue to be held on the basis of company analysis, security analysis, and risk analysis.

QS Investors uses a stock selection process based on a diverse set of fundamental and behavioral drivers of return.

Acquired Fund	Acquiring Fund
LVIP ClearBridge Large Cap Managed Volatility Fund	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.	QS Investors believes that stocks with high return potential have attractive valuation and favorable investment sentiment. QS Investors takes a systematic approach, which allows it to evaluate all stocks in the investment universe every day on a consistent basis. They build portfolios that emphasize stocks with high expected return and that manage risk carefully.

On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding Underlying Funds to or removing Underlying Funds from the asset allocation strategy. The Adviser also will periodically rebalance the weightings in the Underlying Funds held by the Fund to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.	Each sub-adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the Adviser allocates to such sub-adviser. The Adviser may change the allocation at any time, in its sole discretion, and the percentage of each sub-adviser’s share of the Fund’s assets may change over time. The Adviser intends to allocate approximately 70% of the portion of the Fund’s assets not subject to the overlay to ClearBridge and approximately 30% of the portion of the Fund’s assets not subject to the overlay to QS Investors. Such allocations are subject to change at the discretion of the Adviser.

Acquired Fund	Acquiring Fund
LVIP ClearBridge Large Cap Managed Volatility Fund	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Managed Volatility Strategy. The Fund’s adviser has retained SSGA FM as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. SSGA FM uses a proprietary model to forecast short-term volatility and adjusts the assets within the portion of the Fund allocated by the adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.	Same.

SSGA FM selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions the adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the adviser maintains overall responsibility for determining	Same.

Acquired Fund	Acquiring Fund
LVIP ClearBridge Large Cap Managed Volatility Fund	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, SSGA FM will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. SSGA FM will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The adviser will remain responsible for the oversight of SSGA FM’s activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.

A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.	Same.

Acquired Fund	Acquiring Fund
LVIP ClearBridge Large Cap Managed Volatility Fund	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level, i.e., volatility. “Volatility” in this context means variance in the Fund’s investment returns. SSGA FM will seek to manage currency risk involved in foreign futures contracts. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. SSGA FM will sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure to equities based upon SSGA FM’s evaluation of market volatility. The short futures contracts increase in value as equity markets decline. The amount of exchange-traded futures will fluctuate frequently based upon market conditions.

The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. SSGA FM’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating	Same.

Acquired Fund	Acquiring Fund
LVIP ClearBridge Large Cap Managed Volatility Fund	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund

markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash.

In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund’s principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.	Same.

The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80%

Same.

Acquired Fund	Acquiring Fund
LVIP ClearBridge Large Cap Managed Volatility Fund	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
policy of investing in investments that provide exposure to equity securities only upon 60 days’ notice to shareholders.

The Fund is diversified for purposes of the 1940 Act.	Same.

Comparison of Principal Risk Factors

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Fund. The following table compares the principal risks of an investment in each Fund. For an explanation of each such risk, see “Additional Information about the Reorganization—Descriptions of Risk Factors” below.

	LVIP ClearBridge Large Cap Managed Volatility Fund	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund

Principal Risks	(Acquired Fund)	(Acquiring Fund)
Asset Allocation Risk	Ö	Ö
Foreign Investments Risk	Ö	Ö
Foreign Currency Risk	Ö	Ö
Currency Management Strategy Risk	Ö	Ö
Futures Risk	Ö	Ö
Growth Stocks Risk	Ö	Ö
Hedging Risk	Ö
Income Stocks Risk	Ö
Leverage Risk	Ö
Liquidity Risk	Ö	Ö
Market Risk	Ö	Ö
Medium-Cap Companies Risk		Ö
Risk Management Strategy Risk	Ö	Ö
Small and Medium-Cap Companies Risk	Ö
Value Stocks Risk	Ö	Ö

Comparative Performance Information

The bar charts and tables below provide some indication of the risks of choosing to invest in each Fund. The information shows how each Fund’s investment results have varied from year to year and how the average annual total returns of each Fund’s share classes through December 31, 2018 compare with those of a broad measure of market performance. The return of the broad-based market index shown in the right hand column below is the return of the index since the Fund’s inception. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Acquiring Fund: LVIP ClearBridge QS Select Large Cap Managed Volatility Fund—Standard Class Performance as of December 31*

During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the fourth quarter of 2017 at 6.51%.

The Fund’s lowest return for a quarter occurred in the fourth quarter of 2018 at: -10.17%.

*

The Acquiring Fund changed its investment strategy effective February 11, 2019 to appoint ClearBridge and QS Investors as sub-advisers, rather than investing in underlying funds. The Acquiring Fund’s performance before that date reflects the Acquiring Fund’s strategy in use at the time.

	Average Annual Total Returns For periods ended 12/31/18
	1 year	3 year	Lifetime Since Inception (1/2/14)
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund—Standard Class	(2.80%)	8.65%	5.56%
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund—Service Class	(3.14%)	8.27%	5.20%
S&P 500® Index (net dividends) (reflects no deductions for fees, expenses or taxes)	(4.38%)	9.26%	8.50%

Acquired Fund: LVIP ClearBridge Large Cap Managed Volatility Fund—Standard Class Performance as of December 31

During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2017 at 6.53%.

The Fund’s lowest return for a quarter occurred in the fourth quarter of 2018 at: -11.61%.

	Average Annual Total Returns For periods ended 12/31/18
	1 year	3 year	Lifetime Since Inception (5/1/15)
LVIP ClearBridge Large Cap Managed Volatility Fund—Standard Class	(5.54%)	4.99%	2.22%
LVIP ClearBridge Large Cap Managed Volatility Fund—Service Class	(5.87%)	4.62%	1.87%
S&P 500® Index (net dividends) (reflects no deductions for fees, expenses or taxes)	(4.38%)	9.26%	7.35%

After careful consideration, the Board unanimously approved the Agreement and Plan of Reorganization. Accordingly, the Board has submitted the Agreement and Plan of Reorganization for approval by this Fund’s shareholders.

The Board recommends that you vote “For” Proposal 1.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Capitalization

The following table shows the capitalization of each Fund as of December 31, 2018 and of the Acquiring Fund on a pro forma combined basis as of December 31, 2018, after giving effect to the Reorganization. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	LVIP ClearBridge Large Cap Managed Volatility Fund	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund	Pro Forma Adjustments	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund (pro forma)
Net Assets
Standard Class	$1,207,808	$81,066	$0	$1,288,874
Service Class	$157,644,845	$300,851,113	$0	$458,495,958
Total	$158,852,653	$300,932,179	$0	$459,784,832

Net Asset Value Per Share
Standard Class	$9.698	$11.851		$11.851
Service Class	$9.693	$11.845		$11.845

Shares Outstanding
Standard Class	124,546	6,840	(22,634)[1]	108,752
Service Class	16,263,858	25,397,968	(2,955,419)[1]	38,706,407
1.	Reflects new shares issued, net of retired shares of the LVIP ClearBridge Large Cap Managed Volatility Fund.

Terms of the Agreement and Plan of Reorganization

The terms and conditions under which the Reorganization would be completed are contained in the Agreement and Plan of Reorganization. The following summary thereof is qualified in its entirety by reference to the Agreement and Plan of Reorganization, a form of which is attached to this Proxy Statement/Prospectus as Appendix A.

In the Reorganization, the Acquiring Fund will acquire all the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. The Agreement and Plan of Reorganization further provides that, on or as promptly as reasonably practicable after the Closing Date, the Acquired Fund will distribute the Acquiring Fund Shares it receives in the Reorganization to its shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contract Owners). The number of full and fractional Acquiring Fund Shares each shareholder will receive will be equal in net asset value (as determined in accordance with the Trust’s normal valuation procedures), as of immediately after the close of business (generally 4:00 p.m., Eastern time) on the Closing Date, to the Acquired Fund Shares the shareholder holds at that time. After that distribution to an Acquired Fund’s shareholders, the Trust, on behalf of the Acquired Fund, will effect a complete termination of the Acquired Fund.

The Trust may terminate or delay the Agreement and Plan of Reorganization with respect to, and abandon or postpone, the Reorganization at any time prior to the Closing Date, before or after approval by the Acquired Fund’s shareholders, if circumstances develop that make proceeding with the Reorganization inadvisable. The consummation of Reorganization also is subject to various conditions, including approval of the Reorganization by the Acquired Fund’s shareholders, completion of all filings with, and receipt of all necessary approvals, if any, from the SEC, and other customary corporate and securities matters. Subject to the satisfaction of those conditions, the Reorganization will take place immediately after the close of business on the Closing Date.

The Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Trust (the “Independent Trustees”), has determined, with respect to each Fund, that the interests of the Fund’s existing shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Fund.

LIAC will pay for the costs of the Reorganization, such as printing and mailing, legal, accounting, proxy solicitation, and brokerage costs. These costs are estimated to be approximately $90,000.

Approval of the Agreement and Plan of Reorganization will require a majority vote of the Acquired Fund’s shareholders. Such majority is defined in the 1940 Act as the lesser of (1) 67% or more of the voting securities of the Acquired Fund present at a meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (2) more than 50% of its outstanding voting securities. If the Agreement and Plan of Reorganization is not approved by the Acquired Fund’s shareholders or the Reorganization is not consummated for any other reason, the Board will consider other possible courses of action. Please see “Voting Information” below for more information.

Description of the Securities to Be Issued

The shareholders of the Acquired Fund will receive shares of the Acquiring Fund in accordance with the procedures provided for in the Agreement and Plan of Reorganization. Each such share will be validly issued, fully paid and non-assessable by the Trust when issued and will have no preemptive or conversion rights.

The Acquiring Fund is a series of the Trust. The Trust may issue an unlimited number of authorized shares of beneficial interest, with no par value. The Declaration of Trust authorizes the Board to issue shares in different series and classes. In addition, the Declaration of Trust authorizes the Board to create new series and to name the rights and preferences of the shareholders of each series. The Board does not need additional shareholder action to divide the shares into separate series or classes or to name the shareholders’ rights and preferences.

The Trust currently offers Standard Class and Service Class shares of the Acquiring Fund. The Trust has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the Service Class shares of the Acquiring Fund. Pursuant to this plan, the Acquiring Fund pays its principal underwriter, Lincoln Financial Distributors, Inc., out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. The maximum distribution and/or service (12b-1) fee for the Acquiring Fund’s Service Class shares is equal to an annual rate of 0.35% of the average daily net assets attributable to such share class. As with the 12b-1 fees paid by Service Class shares of the Acquired Fund, these distribution/service fees are paid out of the Acquiring Fund’s Service Class assets on an ongoing basis, and over time these fees will increase your cost of investing and may cost more than paying other types of charges.

Board Considerations

Reasons for the Reorganization. LIAC recommended the Reorganization and believes that the Reorganization will serve the best interest of shareholders. The Acquired Fund and the Acquiring Fund have similar investment objectives in that the Acquiring Fund seeks capital appreciation and the Acquired Fund seeks long-term capital appreciation. Moreover, the Funds have similar but not identical strategies. Each Fund has an actively-managed risk-management overlay, managed by SSGA Funds Management, Inc., using up to 20% of the Fund’s net assets (the “Risk-Management Sleeve”) and the remainder of each Fund’s net assets (the “Equity Sleeve”) is invested in various equity and income investments. The Acquired Fund invests its Equity Sleeve in underlying funds, whereas the Acquiring Fund’s sub-advisers manage its Equity Sleeve. The Board noted LIAC’s statement that investors in the Acquired Fund will have reasonably similar investment experiences after the Reorganization. The Board considered that the Acquired Fund did not have significant assets and that the Reorganization may be expected to afford shareholders of the Funds, on an ongoing basis, greater prospects for growth and efficient management through economies of scale.

Board Considerations. On December 3-4, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider the proposed Reorganization of the Acquired Fund into the Acquiring Fund. The Board reviewed and evaluated such information as it deemed necessary to consider the Reorganization, including the information presented by LIAC. The Independent Trustees were assisted in their review of the information by independent legal counsel.

In determining whether to approve the Reorganization, subject to approval by the shareholders of the Acquired Fund, the Board made inquiry into and considered, among others, the following factors, in no order of priority:

1.

the similar investment objectives and similar principal investment strategies that would allow shareholders of the Acquired Fund to reasonably have similar investment experiences after the Reorganization;

2.	the estimated trading costs associated with transitioning the Acquired Fund’s portfolio to the Acquiring Fund in connection with the Reorganization that would be paid by LIAC;

3.	the current net annual operating expense ratios of the Funds and pro forma expense ratios calculated on the basis of expenses LIAC anticipates the Acquiring Fund will incur post-Reorganization;

4.

LIAC’s statement that it expects each class of the Acquiring Fund to have a lower net operating expense ratio post-Reorganization compared to the corresponding class of the Acquired Fund and LIAC’s agreement to keep the Acquiring Fund’s expense limitation agreement in place for at least two years following the Reorganization;

5.	the comparative investment performance of the Funds;

6.	the prospects for economies of scale by the Acquired Fund in combination with the Acquiring Fund, which may be expected to afford shareholders greater prospects for growth and efficient management;

7.	the absence of any material differences in the rights of shareholders of the Funds;

8.	any direct or indirect benefits expected to be derived by LIAC and its affiliates from the Reorganization;

9.	the expected tax-free nature of the Reorganization to contractholders;

10.	the legal and proxy costs that would be paid by LIAC in connection with the Reorganization;

11.	LIAC’s representation that the Reorganization will not result in any dilution of the shareholders of the Acquired Fund or the Acquiring Fund;

12.	the terms and conditions of the Agreement and Plan of Reorganization; and

13.	possible alternatives to the Reorganization.

At the meeting, the Board, including the Independent Trustees, unanimously approved the Reorganization after carefully considering the above factors and concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. The Board recommends that the shareholders of the Acquired Fund approve the Agreement and Plan of Reorganization (and the Reorganization described therein).

Potential Benefits of the Reorganization to LIAC and its Affiliates

LIAC may realize benefits in connection with the Reorganization. For example, the profitability from the fees payable to LIAC and its affiliates in connection with the Acquiring Fund may be higher than the profits derived from the fees paid by the Acquired Fund. This could have a positive impact on Lincoln Life’s profitability and/or financial position.

Descriptions of Risk Factors

The Acquiring Fund’s performance may be affected by one or more of the following risks:

Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.

Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.

Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.

The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.

Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.

Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.

There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.

Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.

Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.

Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.

Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.

The Fund will use short futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.

Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.

Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.

Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.

In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

This section gives you information about the Trust and LIAC.

The Trust. Lincoln Variable Insurance Products Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company. The Trust’s Board is responsible for the overall management of the Trust and each of its series (the “funds”). The Trust issues shares of beneficial interest that are currently divided among ninety-six (96) distinct funds, each with its own investment strategy and risk/reward profile. This Proxy Statement/Prospectus describes the shares of the Acquiring Fund.

The Adviser. Lincoln Investment Advisors Corporation (“LIAC”) is the investment adviser to the Funds. Pursuant to an investment management agreement, LIAC manages the portfolio investments for each series of the Trust and reports to the Board of Trustees. LIAC is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIAC’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIAC (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. Lincoln Life is an insurance company organized under Indiana Law and is a wholly-owned subsidiary of Lincoln National Corporation, a publicly-held insurance holding company organized under Indiana law which, through its subsidiaries, provides insurance and financial services nationwide. As of December 31, 2018, LIAC had more than $173.7 billion in assets under management.

A description of the Acquiring Fund’s portfolio managers is shown below. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

LIAC employs a “manager of managers” structure to manage the Acquiring Fund, which means that LIAC delegates the management of the Acquiring Fund to sub-advisers. To use this structure, the Trust, on behalf of the Funds, has received an exemptive order from the SEC (Release Nos. 29170 and 29197) to permit LIAC—with Board approval – to enter into and amend a sub-advisory agreement for the Fund without shareholder approval, subject to certain conditions. For example, within ninety days of the hiring of a new sub-adviser, the Fund is required to furnish shareholders with information that would be included in a proxy statement regarding the new sub-adviser. In addition, LIAC is not permitted to hire affiliated sub-advisers without shareholder approval. The sub-advisers are paid by LIAC from its management fee.

The Sub-Advisers.

LIAC has retained ClearBridge Investments, LLC and QS Investors, LLC to manage the Acquiring Fund’s primary strategy. LIAC has retained SSGA FM as sub-adviser to the Acquiring Fund to implement its managed volatility strategy.

ClearBridge Investments, LLC (“Clearbridge”). ClearBridge, is located at 620 Eighth Avenue, New York, New York, 10018. ClearBridge is a wholly owned subsidiary of Legg Mason, a publicly traded company listed on the New York Stock Exchange (NYSE:LM). As of September 30, 2018, ClearBridge managed more than $147.9 billion in assets.

Evan Bauman, Richard Freeman, Scott Glasser, and Michael Kagan are responsible for the day-to-day management of the portion of the Acquiring Fund’s assets allocated to ClearBridge.

Evan Bauman is a Managing Director and Portfolio Manager at ClearBridge. Mr. Bauman is a Portfolio Manager for the ClearBridge Aggressive Growth, ClearBridge Multi Cap Growth and ClearBridge All Cap Growth strategies. Mr. Bauman joined ClearBridge in 1996 as an intern before graduating with a B.S. in Mathematics from Duke University.

Richard Freeman is a Managing Director and Portfolio Manager at ClearBridge. Mr. Freeman is a Portfolio Manager for the ClearBridge Aggressive Growth, ClearBridge Multi Cap Growth and ClearBridge All Cap Growth strategies and various ClearBridge Energy MLP Closed-End Funds. He is a member of the ClearBridge Investments Management Committee. Mr. Freeman received a B.S. in Accounting from Brooklyn College, and an M.B.A. in Finance from New York University’s Leonard N. Stern School of Business.

Scott Glasser is a Co-Chief Investment Officer, Managing Director, and Portfolio Manager at ClearBridge. Mr. Glasser co-manages the Appreciation and Dividend strategies. He is a member of ClearBridge’s Management, Valuation and Risk Management Committees. He previously served as co-director of research for ClearBridge. Mr. Glasser graduated from Middlebury College in Vermont with a B.A. in Political Science and Spanish. He earned an M.B.A. in Finance from Pennsylvania State University.

Michael Kagan is a Managing Director and Portfolio Manager at ClearBridge. Michael co-manages the Appreciation strategy. He is a member of the ClearBridge Management, Proxy and Brokerage Committees. Mr. Kagan received a B.A. in Economics from Harvard College and attended the Massachusetts Institute of Technology Sloan School of Management.

QS Investors, LLC (“QS Investors”). QS Investors is located at 880 Third Avenue, 7th Floor, New York, New York, 10022. QS Investors is a wholly owned, independently managed affiliate of Legg Mason, Inc., a publicly traded company listed on the New York Stock Exchange (NYSE:LM). As of September 30, 2018, QS Investors manages more than $20.4 billion in assets.

Russell Shtern, Jacqueline Hurley, and Stephen Lanzendorf are responsible for the day-to-day management of the portion of the Acquiring Fund’s assets allocated to QS Investors.

Russell Shtern, CFA, is Head of Global Equity Portfolio Management within QS Investors and is responsible for equity portfolio management. Mr. Shtern holds a B.B.A. from Pace University.

Jacqueline Hurley, CFA, is a Portfolio Manager and a member of the Portfolio Management Group within QS Investors. Ms. Hurley holds a B.A. in Computer Science from Colgate University and an M.B.A. in Finance and Accounting from University of Michigan, Ross School of Business.

Stephen Lanzendorf, CFA, is a Portfolio Manager and a member of the Portfolio Management Group within QS Investors. From 2012 to 2014, he was the Deputy Chief Investment Officer and Head of the Developed Markets investment team at Batterymarch Financial Management. Mr. Lanzendorf holds a B.S. and M.S. in Nuclear Engineering from the Massachusetts Institute of Technology.

SSGA Funds Management, Inc. SSGA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of September 30, 2018, SSGA FM had approximately $516.26 billion in assets under management. SSGA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSGA”), the investment management arm of State Street. Previously, SSGA FM was a direct, wholly-owned subsidiary of State Street. As of September 30, 2018, SSGA had approximately $2,810.17 billion in assets under management, including approximately $28.32 billion with respect to which State Street Global Advisors Funds Distributors, LLC, an affiliate of SSGA, serves as marketing agent.

Timothy Furbush, Philip Lee, and Michael Martel are responsible for the day-to-day management of the Acquiring Fund’s risk management overlay.

Timothy Furbush, CFA, CMT, is a Vice President of SSGA FM and SSGA and a Senior Portfolio Manager in SSGA’s Investment Solutions Group (ISG). Since rejoining SSGA in 2007, he has been responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Mr. Furbush holds a B.S. from Stonehill College, an M.S. in Finance from the Sawyer School of Management of Suffolk University. He is a Chartered Financial Analyst® (CFA) Charterholder and is a member of the CFA Institute, the Boston Securities Analysts Society and the Market Technicians Society.

Philip Lee, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Mr. Lee is responsible for developing and implementing investment solutions for clients, including strategic and tactical global asset allocation, cash equitization, and exposure management strategies. Prior to joining SSGA in 2016, Mr. Lee worked as a Portfolio Manager at Russell Investments, helping develop and implement various overlay strategies for large institutional clients. He holds a Master’s degree in Business Administration with a concentration in Finance from UCLA Anderson School of Management, a Master’s degree in Computer Science from UC Santa Barbara, and a Bachelor of Science degree in Computer Systems from Universidad CAECE in Argentina. Mr. Lee is a Chartered Financial Analyst® (CFA) Charterholder.

Michael Martel is a Managing Director of SSGA and the Head of Portfolio Management in the Americas for SSGA’s Investment Solutions Group (ISG). In this role, Mr. Martel is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. Mr. Martel holds a Bachelor of Arts in Economics from the College of the Holy Cross and Master’s degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.

A discussion regarding the basis for the Board’s approval of the Acquiring Fund’s investment advisory and sub-advisory contracts is or will be available in the Acquiring Fund’s annual report to shareholders for the period ending December 31, 2018 and its semi-annual report to shareholders for the period ended June 30, 2018.

Management and Administrative Fees

For its management services to the Acquiring Fund, LIAC is entitled to an advisory fee (as a percentage of average daily net assets) of 0.64% per annum.

Lincoln Life serves as the Administrator of the Trust. The administrative services provided to the Trust by Lincoln Life include, among others, coordinating all service providers; providing corporate secretary services; providing personnel and office space; providing certain trading operations; maintaining each Fund’s books and records; general accounting monitoring and oversight; preparing of tax returns and reports; preparing and arranging for the distribution of all shareholder materials; preparing and coordinating filings with the SEC and other federal and state regulatory authorities. As Administrator, Lincoln Life also provides contractholder services, such as responding to operational inquiries from contractholders about accounts and the Funds; processing purchase and redemption orders with the Funds’ transfer agent; providing contractholders with automatic investment services; providing periodic account information to contractholders; interfacing between the Funds’ transfer agent and contractholder activity systems; providing subaccounting with respect to Fund shares; and forwarding communications from the Funds to contractholders. The Trust reimburses Lincoln Life for the cost of administrative, internal legal and corporate secretary services, and pays a fee to Lincoln Life for contractholder services.

Expense Limitation Agreement. LIAC has entered into an expense limitation agreement with the Trust which will continue at least through April 30, 2020 and cannot be terminated before that date without the mutual agreement of the Board and

LIAC. Pursuant to that agreement, LIAC has generally agreed in respect of certain Funds that, to the extent that the ordinary operating expenses incurred by such a Fund in any fiscal year, including without limitation the advisory fee payable to LIAC and amounts payable pursuant to the Trust’s distribution and service plan adopted pursuant to Rule 12b-1 (as described in greater detail below under “Additional Information About the Acquiring Fund—Fund Distribution Arrangements—Share Classes and Distribution Arrangements”), but excluding interest, taxes, brokerage commissions, underlying fund fees and expenses, extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of such Fund’s business, exceed a stated operating expense limit (expressed as a percentage of the average daily net assets of such Fund), such excess amount shall be the liability of LIAC.

With respect to the Acquiring Fund, operating expenses for Standard Class shares and Service Class shares are limited under the expense limitation agreement to 0.68% and 1.03%, respectively.

LIAC has contractually agreed to reimburse the expenses of the Acquiring Fund for two years following the Reorganization to the extent required to prevent the net annual fund operating expense ratio of Standard Class shares from exceeding 0.68% and Service Class shares from exceeding 1.03%.

LIAC is not entitled to be reimbursed for any such payments or waivers.

Share Classes and Distribution Arrangements

Each Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee (as disclosed in the “Annual Fund Operating Expenses” table), which has been adopted pursuant to a distribution and service plan (the “Plan”). Each Fund offers shares to insurance companies for allocation to certain of their variable contracts. Each Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund’s Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan’s terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.

LIAC and its affiliates, including LFD, and/or a Fund’s sub-advisers, if any, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing

(“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LIAC may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.

If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its sales persons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund’s net asset value, or the price of its shares, as such payments are not made from Fund assets. For more information, please see the SAI.

Pricing of Fund Shares

Each Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). A Fund’s NAV is the value of a single Fund share. Each Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.

An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.

A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, a Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.

Fund Assets Other Than Underlying Funds. Each Fund typically values its assets based on “market price.” Market price is typically an equity security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and asked prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”

In certain circumstances, a Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund’s Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.

Each Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If a Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third party vendor modeling tools to the extent available.

Underlying Fund Assets. If a Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and Statement of Additional Information.

Buying and Selling Shares

Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by Lincoln Life and Lincoln New York, and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding each Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Trust.

A Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost. A Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, a Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV, is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders. A Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities.

Market Timing

Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect a Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of a Fund’s portfolio, and increase a Fund’s brokerage and administrative costs. As a result, the Funds strongly discourage such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Funds and their shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).

To the extent that there is a delay between a change in the value of a Fund’s portfolio holdings, and the time when that change is reflected in the NAV of the Fund’s shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. Each Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund’s portfolio securities.

Each Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. Each Fund and LIAC each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIAC, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, a Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.

Each Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund’s shares. The agreements generally require such insurance company to (i) provide, upon a Fund’s request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.

A Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event a Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, a Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. A Fund’s ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that a Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If a Fund is unable to detect market timers, shareholders may experience dilution in the value of Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for the Fund.

The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.

Insurance company sponsors of contracts may impose transfer limitations and other limitations designed to curtail market timing.

Distribution Policy and Federal Income Tax Considerations

Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year a Fund earns income or gains. Each Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.

Distributions a Fund makes to its shareholders ordinarily do not cause owners of the underlying variable contracts to recognize income or gain for federal income tax purposes at the time of distribution. Contract owners are generally taxed only on the amounts they withdraw from their variable contracts. See the prospectus for your variable contract for further federal income tax information.

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the financial performance of the Funds’ Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by LIAC, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information for each of the periods presented through December 31, 2017 has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the December 31, 2017 annual report. The information for the six months ended June 30, 2018 is unaudited and is included in the June 30, 2018 semi-annual report. The annual and semi-annual reports are available upon request. Each Fund’s annual and semi-annual report has been incorporated by reference into the SAI.

	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund—Standard Class
	Six Months Ended 6/30/18[1] (unaudited)	Year Ended			1/2/14[3] to 12/31/14
		12/31/17	12/31/16[2]	12/31/15
Net asset value, beginning of period	$12.744	$10.672	$9.913	$10.501	$10.000

Income (loss) from investment operations:
Net investment income[4]	0.007	0.136	0.154	0.139	0.258
Net realized and unrealized gain (loss)	0.035	2.110	0.741	(0.550)	0.375

Total from investment operations	0.042	2.246	0.895	(0.411)	0.633

Less dividends and distributions from:
Net investment income	—	(0.174)	(0.136)	(0.120)	(0.132)
Net realized gain	—	—	—	(0.057)	—

Total dividends and distributions	—	(0.174)	(0.136)	(0.177)	(0.132)

Net asset value, end of period	$12.786	$12.744	$10.672	$9.913	$10.501

Total return[5]	0.33%	21.04%	9.03%	(3.90%)	6.32%

	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund—Standard Class
	Six Months Ended 6/30/18[1] (unaudited)	12/31/17	Year Ended 12/31/16[2]	12/31/15	1/2/14[3] to 12/31/14
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$85	$96	$86	$83	$76
Ratio of expenses to average net assets[6]	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[6]	0.71%	0.70%	0.71%	0.74%	0.88%
Ratio of net investment income to average net assets	0.11%[7]	1.15%	1.50%	1.35%	2.55%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.60%)[7]	0.45%	0.79%	0.61%	1.67%
Portfolio turnover	5%	9%	35%	10%	6%
[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[4]	The average shares outstanding method has been applied for per share information.
[5]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[7]	The ratio of net investment income (loss) is impacted by the timing of distributions made by the Underlying Funds.

	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund—Service Class
	Six Months Ended 6/30/18[1] (unaudited)	Year Ended			1/2/14[3] to 12/31/14
		12/31/17	12/31/16[2]	12/31/15
Net asset value, beginning of period	$12.739	$10.672	$9.914	$10.502	$10.000

Income (loss) from investment operations:
Net investment income (loss)[4]	(0.015)	0.094	0.119	0.103	0.229
Net realized and unrealized gain (loss)	0.035	2.106	0.739	(0.550)	0.368

Total from investment operations	0.020	2.200	0.858	(0.447)	0.597

Less dividends and distributions from:
Net investment income	—	(0.133)	(0.100)	(0.084)	(0.095)
Net realized gain	—	—	—	(0.057)	—

Total dividends and distributions	—	(0.133)	(0.100)	(0.141)	(0.095)

Net asset value, end of period	$12.759	$12.739	$10.672	$9.914	$10.502

Total return[5]	0.16%	20.61%	8.65%	(4.24%)	5.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$291,521	$286,880	$232,038	$130,907	$64,617
Ratio of expenses to average net assets[6]	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[6]	1.06%	1.05%	1.06%	1.09%	1.23%
Ratio of net investment income (loss) to average net assets	(0.24%)[7]	0.80%	1.15%	1.00%	2.20%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.95%)[7]	0.10%	0.44%	0.26%	1.32%
Portfolio turnover	5%	9%	35%	10%	6%
[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[4]	The average shares outstanding method has been applied for per share information.
[5]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[7]	The ratio of net investment income (loss) is impacted by the timing of distributions made by the Underlying Funds.

	LVIP ClearBridge Large Cap Managed Volatility Fund— Standard Class
	Six Months Ended 6/30/18[1] (unaudited)	Year Ended		5/1/15[2] to 12/31/15
		12/31/17	12/31/16[3]
Net asset value, beginning of period	$10.613	$9.325	$9.290	$10.000

Income (loss) from investment operations:
Net investment income[4]	0.015	0.108	0.107	0.142
Net realized and unrealized gain (loss)	0.079	1.573	0.240	(0.774)

Total from investment operations	0.094	1.681	0.347	(0.632)

Less dividends and distributions from:
Net investment income	—	(0.107)	(0.105)	(0.078)
Net realized gain	—	(0.286)	(0.207)	—

Total dividends and distributions	—	(0.393)	(0.312)	(0.078)

Net asset value, end of period	$10.707	$10.613	$9.325	$9.290

Total return[5]	0.88%	18.04%	3.78%	(6.33%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,291	$1,269	$936	$396
Ratio of expenses to average net assets[6]	0.10%	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[6]	0.79%	0.79%	0.81%	0.98%
Ratio of net investment income to average net assets	0.28%[7]	1.06%	1.16%	2.24%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.41%)[7]	0.37%	0.45%	1.36%
Portfolio turnover	4%	7%	9%	3%
[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[3]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to -day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[4]	The average shares outstanding method has been applied for per share information.
[5]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[7]	The ratio of net investment income (loss) is impacted by the timing of distributions made by the Underlying Funds.

	LVIP ClearBridge Large Cap Managed Volatility Fund— Service Class
	Six Months Ended 6/30/18[1] (unaudited)	Year Ended		5/1/15[2] to 12/31/15
		12/31/17	12/31/16[3]
Net asset value, beginning of period	$10.610	$9.325	$9.291	$10.000

Income (loss) from investment operations:
Net investment income (loss)[4]	(0.004)	0.072	0.075	0.120
Net realized and unrealized gain (loss)	0.079	1.570	0.238	(0.774)

Total from investment operations	0.075	1.642	0.313	(0.654)

Less dividends and distributions from:
Net investment income	—	(0.071)	(0.072)	(0.055)
Net realized gain	—	(0.286)	(0.207)	—

Total dividends and distributions	—	(0.357)	(0.279)	(0.055)

Net asset value, end of period	$10.685	$10.610	$9.325	$9.291

Total return[5]	0.71%	17.63%	3.42%	(6.54%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$148,823	$131,824	$90,932	$56,589
Ratio of expenses to average net assets[6]	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[6]	1.14%	1.14%	1.16%	1.33%
Ratio of net investment income (loss) to average net assets	(0.07%)[7]	0.71%	0.81%	1.89%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.76%)[7]	0.02%	0.10%	1.01%
Portfolio turnover	4%	7%	9%	3%
[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[3]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to -day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[4]	The average shares outstanding method has been applied for per share information.
[5]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[7]	The ratio of net investment income (loss) is impacted by the timing of distributions made by the Underlying Funds.

SHAREHOLDER AND VOTING INFORMATION

Share Ownership

The number of shares of each class of the Funds that were outstanding as of the Record Date is listed in the following table.

Fund	Class	Outstanding Shares
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund	Standard	6,838.129
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund	Service	25,538,372.02
LVIP ClearBridge Large Cap Managed Volatility Fund	Standard	124,396.696
LVIP ClearBridge Large Cap Managed Volatility Fund	Service	16,360,370.18

Contract Owners that had an Account allocated to the Acquired Fund as of the Record Date are entitled to instruct Lincoln Life and Lincoln New York, as applicable, on the manner in which to vote shares attributable to their variable annuity contract or variable life insurance policy at the Meeting. Record Date shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.

To the Trust’s knowledge, as of the Record Date, no person owned of record 5% or more of the outstanding shares of any class of any Fund. On the Record Date, no nominee or Trustee or executive officer of the Trust owned any separate account units attributable to more than 1% of the assets of any class of any Fund.

To the extent that any shares of a Fund are owned directly by a Fund that operates as a “fund of funds”, those shares will be voted directly by the fund of funds in the same proportion as all other votes received from the other holders of the underlying Funds’ shares (so called “echo voting”).

Voting Information

In addition to the solicitation of voting instruction cards by mail, the Trust’s officers and employees, without additional compensation, may solicit voting and proxy instructions in person, by telephone, and electronically, including through the Internet. The Trust will also engage a third-party vendor to solicit proxies from Contract Owners or shareholders. The agreement between Computershare Inc., a Delaware corporation (operating through its Computershare Fund Services division) (“CFS”) and Lincoln Life states that CFS will provide proxy solicitation and tabulation services for an approximate fee, including out-of-pocket expenses, of approximately $11,000.

At the Meeting, Lincoln Life and Lincoln New York will vote the Acquired Fund’s shares held in the Accounts, in accordance with the instructions received from

Contract Owners whose purchase payments were invested, as of the Record Date, in the Funds by the Accounts. For all Accounts that support variable annuity contracts, the number of votes which a Contract Owner may cast when instructing an insurance company how to vote is determined by applying the Contract Owner’s percentage interest in the Fund to the total number of votes attributable to that Fund. In determining the number of votes, fractional shares will be recognized. The number of votes which a Contract Owner of a variable life insurance policy may cast when instructing Lincoln Life and Lincoln New York, as applicable, how to vote is determined as one vote for each share. To the extent that any Fund shares are owned directly by a Fund that operates as a “fund of funds,” such fund of funds will “echo” vote those shares directly in the same proportion as all other votes received from the other holders of the underlying Fund’s shares.

Lincoln Life and Lincoln New York will respectively vote (i) shares owned by Lincoln Life and Lincoln New York; and (ii) the Acquired Fund’s shares held by the Accounts for which no timely instructions are received, in proportion to the voting instructions which are received with respect to such Fund even if only a small number of Contract Owners provide voting instructions. Therefore, the vote of a small number of shareholders can affect the overall outcome since those fewer votes have a proportional impact.

All properly executed voting instruction cards received in time for the Meeting will be voted as specified in the voting instruction card. If voting instructions are properly executed and received in a timely manner but they contain no voting directions, the votes represented by those instructions will be cast FOR the applicable proposal considered at the Meeting.

Revocation of Voting Instructions and Proxies

Any Contract Owner who provides voting instructions has the power to revoke the instructions by (1) delivering to the Trust’s Secretary (at the Trust’s address provided on the cover page of this proxy statement) written notice of revocation, or (2) submitting superseding voting instructions, in each case at any time prior to the date of the Meeting. Contract Owners may also revoke prior voting instructions by voting in person at the Meeting.

If you are a direct owner of Fund shares, you may revoke your proxy at any time before it is voted by sending a written notice to the Trust’s Secretary (at the Trust’s address provided on the cover page of this Proxy Statement/Prospectus) expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person.

Quorum

A quorum of shareholders is necessary to hold a valid meeting and to consider the proposal in this Proxy Statement/Prospectus. With respect to a proposal the holders of

33 1⁄3% of the outstanding shares of the applicable Fund, as appropriate on the Record Date, present in person or by proxy at the Meeting shall constitute a quorum. Shares that are subject to “echo” voting by Lincoln Life and Lincoln New York will be counted for purposes of determining quorum.

Effect of Abstentions and Broker Non-Votes

Abstentions with respect to any proposal will count as present for purposes of establishing a quorum, but will not count as votes cast. Accordingly, abstentions will have no effect on the Proposal or any proposal to adjourn the Meeting.

A broker non-vote occurs in connection with a shareholder meeting when the shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal, but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares; and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal. Because broker-dealers generally will not have discretionary authority to vote the shares held by the beneficial owners on the proposals and the proposals are the only items being submitted to shareholders for approval at the Meeting, the Trust does not expect there to be any broker non-votes on the proposals.

Adjournment

In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders. As stated above, abstentions will have no effect on any proposal to adjourn the Meeting. A shareholder vote may be taken with respect to the Trust or one or more of the Funds on any (but not all) of the proposals prior to any adjournment as to which sufficient votes have been received for approval.

Other Business

To the knowledge of the Board, there is no other business to be brought before the Meeting. However, if other matters do properly come before the Meeting, Lincoln Life and Lincoln New York intend to vote the Fund’s shares in accordance with the judgment of the Board on such matters. The persons named as proxies on the enclosed voting instruction card will vote their proxies in their discretion on any other items (other than the proposals) that properly come before the Meeting.

Contract Owner and Shareholder Proposals

Under authority granted to the Trustees by the Trust’s Bylaws, and pursuant to applicable law, special meetings are called as required. Contract Owners or shareholders desiring to hold their own proxy solicitations in order to submit proposals in years in which the annual meeting is not held may require that a special meeting be called if they can obtain the written request of Contract Owners indirectly or shareholders directly, representing certain stipulated percentages of the outstanding voting securities of the affected Fund. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. A Contract Owner or shareholder wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send his or her written proposals to the Trust’s Secretary at 1300 South Clinton Street, Fort Wayne, Indiana 46802. Proposals must be received a reasonable time before a Fund begins to print and mail the proxy materials for the meeting. More detailed information on these procedures for Contract Owners or shareholders may be obtained from Lincoln Life, Lincoln New York or any unaffiliated provider or the Trust’s Secretary.

Security Ownership of Certain Beneficial Owners

Because the Funds are available as investments for variable annuity contracts and variable life insurance policies (Variable Contracts) offered by certain life insurance companies, the insurance companies could be deemed to control the voting securities of each Fund (i.e., by owning more than 25%). However, an insurance company would exercise voting rights attributable to any shares of each Fund that it owns (directly or indirectly) in accordance with voting instructions received by owners of the Variable Contracts.

For the Funds, the insurance companies include, without limitation, (1) Lincoln Life, an Indiana insurance company, at 1300 South Clinton Street, Fort Wayne, IN 46802; and (2) Lincoln New York, a New York insurance company, at 100 Madison Street, Suite 1860, Syracuse, NY 13202-2802.

As of the Record Date, there were no shareholders of the Funds that held 5% or more (or 25% or more) of a Fund’s outstanding shares, except for the insurance company shareholders. Any fund of funds would exercise voting rights attributable to ownership of shares of the Funds in accordance with the proxy voting policies established by the fund of funds.

Communications to the Board

Shareholders who wish to communicate to the full Board or to any individual Trustee may address correspondence to LVIP Board of Trustees, c/o The Lincoln National Insurance Company at P.O. Box 2340, Fort Wayne, Indiana 46802. Without opening any such correspondence, the Trust’s management will promptly forward all such correspondence to the intended recipients.

APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [        ] by Lincoln Variable Insurance Products Trust (the “Trust”), a Delaware statutory trust with its principal place of business at 1300 S. Clinton Street, Fort Wayne, Indiana 46802, on behalf of each of its series funds listed in Exhibit A hereto (the “Acquiring Fund” or “Acquired Fund,” as applicable), with respect to the reorganization transaction described herein. Lincoln Investment Advisors Corporation (“LIAC”) is a party to this agreement solely for purposes of section 10.2 hereof.

This Agreement is intended to be and is adopted as an Agreement and Plan of Reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986 (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund as shown in Exhibit A hereto (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, as described in paragraph 1.3 herein, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and Acquiring Fund are separate investment series of a registered open-end investment management company and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Board of Trustees of the Trust has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund, as described in paragraph 1.3 herein, is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Trust has also determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund, as described in paragraph 1.3 herein, is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the Trust, on behalf of the of the Acquiring Fund and the Acquired Fund, respectively, hereby covenants and agrees as follows:

1.	TRANSFER OF ASSETS AND LIABILITIES OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its respective assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares as of the time and date set forth in paragraph 2.1 and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and dividends or interest receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund. The Acquired Fund shall deliver to the Acquiring Fund the Acquired Fund’s Statement of Assets and Liabilities as of the Closing Date pursuant to paragraph 7.2 hereof.

1.4. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its respective shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will: (i) distribute to the Acquired Fund’s shareholders of record with respect to the classes of shares listed in Exhibit A, determined as of immediately after the close of business on the Closing Date (after giving effect to all redemptions received in good order on the Closing Date), on a pro rata basis within each class, the Acquiring Fund Shares of the class received by the Acquired Fund pursuant to paragraph 1.1 (as listed in Exhibit A) and (ii) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the shareholders of record of each class of the Acquired Fund’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”). The aggregate net asset value of such classes of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that class owned by such shareholders on the Closing Date. All issued and outstanding classes of Acquired Fund shares as listed in Exhibit A will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.6. Ownership of Acquiring Fund Shares of the Acquiring Fund will be shown on its books. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund’s current prospectus.

1.7. Any reporting responsibility of an Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8. As soon as reasonably practicable after the Closing Date, the Acquired Fund shall make all filings and take all steps as shall be necessary and proper to effect its complete dissolution.

2.	VALUATION

2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange (and after the declaration of any dividends and after giving effect to all redemptions received in good order on the Closing Date) (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Trust’s Amended and Restated Agreement and Declaration of Trust and then-current prospectus and statement of additional information with respect to the relevant Acquiring Fund, and valuation procedures established by the Trust’s Board of Trustees (the “Board”).

2.2. All computations of value shall be made by the Trust’s accounting agent and shall be subject to review by the Trust’s independent registered public accounting firm.

3.	CLOSING AND CLOSING DATE

3.1. The Closing Date shall be May 24, 2019, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Trust or at such other time and/or place as the parties may agree.

3.2. The Trust shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the Assets of the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Trust, on behalf of the Acquired Fund, shall direct the Custodian to deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940 (the “1940 Act”)) in which the Assets are deposited, the Acquired Fund’s portfolio securities and instruments deposited with such depositories. The cash to be transferred by an Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3. The Trust shall direct The Lincoln National Life Insurance Company, as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that: (i) its records contain the names and addresses of the Acquired Fund Shareholders, and (ii) the number and percentage ownership of outstanding shares (of the classes listed in Exhibit A) owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4. In the event that on the Valuation Date: (a) the New York Stock Exchange or another primary trading market for portfolio securities of an Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of the Trust, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1. The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust’s Amended and Restated Agreement and Declaration of Trust and its Amended and Restated By-Laws, to own all of its properties and assets and to carry on its business as it is presently being conducted;

(b) The Trust is a registered open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933 (the “1933 Act”), is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), and the 1940 Act and such as may be required by state securities or blue sky laws;

(d) The current prospectuses and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a material violation of the Trust’s Amended and Restated Agreement and Declaration of Trust or its Amended and Restated By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, other than as disclosed to the Acquiring Fund; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, other than as disclosed to the Acquiring Fund;

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability, or will be continued with respect to each such Acquired Fund as of the Closing Date;

(h) Except as otherwise disclosed in writing by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of its knowledge, threatened against the Trust, an Acquired Fund, or any of the Trust’s or an Acquired Fund’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as otherwise disclosed in writing by the Trust, on behalf of the Acquiring Fund, the Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The Statement of Assets and Liabilities and Portfolio of Investments of the Acquired Fund as of December 31, 2018, and the related Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year then ended, have been audited by [            ], an independent registered public accounting firm, included in its report dated [    ], 2019, and are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date, and the results of its operations and the changes in its net assets for the year then ended, in accordance with U.S. GAAP, and there are no known material contingent liabilities of any Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j) If the Closing Date occurs during the second half of a calendar year, the Trust, on behalf of the Acquiring Fund, has been furnished with an unaudited Statement of Assets and Liabilities and Portfolio of Investments of the Acquired Fund as of June 30 of such calendar year, and the related unaudited Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the six-month period then ended. These statements are in accordance with U.S. GAAP and present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with U.S. GAAP, and there are no known material contingent liabilities of any Acquired Fund as of such date not disclosed therein;

(k) Since December 31, 2018, there have not been any material adverse changes in any Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by an Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, in each case except as otherwise disclosed to the Acquiring Fund (for the purposes of this subparagraph (k), a decline in net asset value per share of an Acquired Fund due to declines in market values of securities in such Acquired Fund’s portfolio, the discharge of such Acquired Fund’s liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change);

(l) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(m) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, and has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that will have accrued through the Closing Date;

(n) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust, and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3 of this Agreement. No Acquired Fund has outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of an Acquired Fund, nor is there outstanding any security convertible into any Acquired Fund shares;

(o) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board of the Trust, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of such Acquired Fund, enforceable against such Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(p) The information to be furnished by the Acquired Fund for use in the registration statement and other documents filed or to be filed by the Trust with any federal, state or local regulatory authority that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects.

4.2. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust’s Amended and Restated Agreement and Declaration of Trust and its Amended and Restated By-Laws to own all of its properties and assets and to carry on its business as it is presently being conducted;

(b) The Trust is a registered open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act, is, or will be as of the Closing Date, in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by an Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectuses and statement of additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) No Acquiring Fund is engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a material violation of the Trust’s Amended and Restated Agreement and Declaration of Trust or its Amended and Restated By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, other than as disclosed to the Acquired Fund; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, other than as disclosed to the Acquired Fund;

(f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of its knowledge, threatened against the Trust, an Acquiring Fund, or any of the Trust’s or an Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g) All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be duly and validly issued and outstanding, fully paid and non-assessable by the Trust and will be offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. No Acquiring Fund has outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(h) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable against such Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(i) The Acquiring Fund Shares to be issued and delivered to an Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement (as listed in Exhibit A), will, on the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

(j) The Trust is not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(k) No Acquiring Fund has any unamortized or unpaid organizational fees or expenses;

(l) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns; and

(m) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will be eligible to do so and will do so for the taxable year including the Closing Date.

5.	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1. The Acquiring Fund and the Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include, without limitation, purchases and sales of portfolio securities, sales and redemptions of Acquired Fund shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder (as listed in Exhibit A) are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.4. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares (as listed in Exhibit A) received at the Closing.

5.6. The Acquiring Fund and the Acquired Fund shall use commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as reasonably practicable.

5.7. The Trust, on behalf of the Acquired Fund, covenants that it will, from time to time after the Closing, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm: (a) the Trust’s, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund’s Shares to be delivered hereunder, and (b) the Trust’s, on behalf of the Acquiring Fund’s, title to and possession of all the Assets.

5.8. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. The Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

6.3. The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization (as listed in Exhibit A) after such number has been calculated in accordance with paragraph 1.1 of this Agreement.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of portfolio securities of the Acquired Fund showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust;

7.3. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President and its

Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made in this Agreement are, in all material respects, true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.4. The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date; and

7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization (as listed in Exhibit A) after such number has been calculated in accordance with paragraph 1.1 of this Agreement.

7.6. Prior to the Closing Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing: (i) all of the Acquired Fund’s investment company taxable income (plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and

171(a)(2) of the Code) and all of its net realized capital gains for the taxable year ending on the Closing Date (computed without regard to any deduction for dividends paid); and (ii) any undistributed investment company taxable income (plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code) and net realized capital gains from any prior period to the extent not otherwise already distributed.

7.7. The Trust, on behalf of the Acquired Fund, shall have furnished to the Acquiring Fund, a certificate, signed by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to an Acquiring Fund pursuant to this Agreement computed in accordance with applicable sections of the Code and, with respect to securities, showing a breakdown by purchase lot.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund or with respect to the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.2. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of any Acquiring Fund or Acquired Fund, provided that either party hereto may for itself waive any of such conditions; and

8.3. The parties shall have received one or more opinions of Dechert LLP, dated on or before the Closing Date, substantially to the effect that, assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for United States federal income tax purposes with respect to contract owners whose contract values are determined by investment in shares of the Acquired Fund (the “Tax Opinions”). For purposes of rendering the Tax Opinions, Dechert LLP may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement/prospectus and statement of additional information included in the registration statement filed on Form N-14 by Lincoln Variable Insurance Products Trust under the 1933 Act with respect to the Reorganization, as well as upon such other written representations verified as of the Closing Date. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this paragraph.

9.	INDEMNIFICATION

9.1. The Trust, out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which an Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by any Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2. The Trust, out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which an Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	BROKERAGE FEES AND EXPENSES

10.1. The Trust, on behalf of the Acquiring Fund and the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2. LIAC shall bear the costs related to the Reorganization, including brokerage costs, legal fees and accounting fees with respect to the Reorganization, and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1. The Trust agrees that it has not made any representation, warranty or covenant, on behalf of the Acquiring Fund or the Acquired Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Trust’s Board, on behalf of either an Acquiring Fund or an Acquired Fund, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, on behalf of either an Acquiring Fund or an Acquired Fund.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Funds at:

Lincoln Variable Insurance Products Trust

1300 S. Clinton Street

Fort Wayne, Indiana 46802

Attn: Jayson Bronchetti

With copies to:

Lincoln Investment Advisors Corporation

150 N. Radnor Chester Road

Radnor, PA 19087

Attn: Ronald A. Holinsky, Chief Counsel, Funds Management

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

15.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

Lincoln Variable Insurance Products Trust, on behalf of the Funds listed in Exhibit A

By:
Name:	Jayson Bronchetti
Title:	President

Lincoln Investment Advisors Corporation,
(solely for purposes of section 10.2)

By:
Name:	Jayson Bronchetti
Title:	President

Exhibit A

Acquired Fund	Acquiring Fund
LVIP ClearBridge Large Cap Managed Volatility Fund	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund

Standard Class	Standard Class

Service Class	Service Class

1

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY TELEPHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date your
Voting Instruction Card and return it
in the postage-paid envelope

THANK YOU FOR VOTING

Read your proxy statement and have it at hand when voting.

If you vote on the Internet or by Telephone, you need not return this Voting Instruction Card.

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD      LVIP CLEARBRIDGE LARGE CAP MANAGED VOLATILITY FUND

                  (a series of Lincoln Variable Insurance Products Trust)

                  1300 S. CLINTON STREET

                  FORT WAYNE, IN 46802

                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 9, 2019

INSURANCE COMPANY DROP-IN.

THIS PROXY CARD IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE LINCOLN VARIABLE INSURANCE PRODUCTS TRUST.

Revoking any prior instructions, the undersigned instructs the above referenced insurance company (the “Company”) to vote and act with respect to all shares of the LVIP ClearBridge Large Cap Managed Volatility Fund that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of Shareholders to be held on May 9, 2019, and at any adjournments or postponements thereof.

If you sign below but do not mark instructions, the Company will vote all shares of the Fund attributable to your account value FOR the proposal. If you do not return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE

ENCLOSED ENVELOPE.

CBL_30392_010919_VI

1

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

LVIP ClearBridge Large Cap Managed Volatility Fund

Special Meeting of Shareholders to Be Held on May 9, 2019.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/lin-30392

Please detach at perforation before mailing.

This Voting Instruction Card will be voted as instructed. If no specification is made for the proposal, the Voting Instruction Card will be voted “FOR” the proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournments or postponements thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal The Board of Trustees unanimously recommends a vote “FOR” Proposal 1.
		FOR	AGAINST	ABSTAIN
1.	To approve the Agreement and Plan of Reorganization to permit the LVIP ClearBridge Large Cap Managed Volatility Fund to reorganize into the LVIP ClearBridge QS Select Large Cap Managed Volatility Fund (formerly, LVIP Blended Core Equity Managed Volatility Fund), and consequently shareholders of the LVIP ClearBridge Large Cap Managed Volatility Fund would become shareholders of the LVIP ClearBridge QS Select Large Cap Managed Volatility Fund (formerly, LVIP Blended Core Equity Managed Volatility Fund).	☐	☐	☐

2.	To transact such other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

B	Authorized Signatures — This section must be completed for your vote to be counted— Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	CBL 30392	M	xxxxxxxx	+

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STATEMENT OF ADDITIONAL INFORMATION

Dated February 11, 2019

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

1300 South Clinton Street

Fort Wayne, Indiana 46802

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Proxy Statement/Prospectus dated February 11, 2019, relating specifically to the proposed transfer of all of the assets of LVIP ClearBridge Large Cap Managed Volatility Fund (the “Acquired Fund”) to, and the assumption of the liabilities of the Acquired Fund by, the LVIP ClearBridge QS Select Large Cap Managed Volatility Fund (formerly, LVIP Blended Core Equity Managed Volatility Fund) (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund having an aggregate value equal to the aggregate net asset value of the Acquired Fund (the “Reorganization”). The Reorganization is proposed to occur pursuant to an Agreement and Plan of Reorganization, subject to approval by the shareholders of the Acquired Fund. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus. Each of the Acquired Fund and the Acquiring Fund is a series of Lincoln Variable Insurance Products Trust (the “Trust”).

To obtain a copy of the Proxy Statement/Prospectus, please call 1-800-4LINCOLN (454-6265) or write to the Trust at the address above.

Information Incorporated by Reference

This SAI incorporates by reference the following documents as filed with the Securities and Exchange Commission (File Nos. 33-70742 and 811-08090):

•

The Prospectus and Statement of Additional Information of the Trust, each dated May 1, 2018 (SEC Accession No. 0001193125-18-143019, as supplemented on December 12, 2018 (SEC Accession No. 0001193125-18-347435) with respect to the Acquired Fund. The Statement of Additional Information includes information about the Trust’s other funds that is not relevant to the Reorganization, which information is not incorporated herein. Please disregard that information.

•

The Annual Report to Shareholders of the Trust for the fiscal year ended December 31, 2017 (SEC Accession No. 0001193125-18-062304) with respect to the Acquiring Fund and the Acquired Fund, which includes Audited Financial Statements of the Trust for the fiscal year ended December 31, 2017. The Annual Report includes information about the Trust’s other funds that is not relevant to the Reorganization, which information is not incorporated herein. Please disregard that information.

•

The Semi-Annual Report to Shareholders of the Trust for the six-month period ended June 30, 2018 (SEC Accession No. 0001193125-17-269719) with respect to the Acquiring Fund and the Acquired Fund, which includes unaudited Financial Statements of the Trust for the six-month period ended June 30, 2018. The Semi-Annual Report includes information about the Trust’s other funds that is not relevant to the Reorganization, which information is not incorporated herein. Please disregard that information.

Pro Forma Financial Statements relating to the Reorganization

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquired Fund and Acquiring Fund as of and for the twelve-month period ended June 30, 2018. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Acquired Fund and Acquiring Fund, which are available in their annual and semi-annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1 — Reorganization

1

This unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Acquired Fund into the Acquiring Fund pursuant to the Agreement and Plan of Reorganization. For pro forma information relating to the Schedule of Investments and Statement of Assets and Liabilities, the unaudited pro forma information assumes the Reorganization occurred on June 30, 2018. For pro forma information relating to the Statement of Operations, the unaudited pro forma information reflects results from the twelve months ended June 30, 2018 and assumes the Reorganization occurred at the beginning of that period.

Each of the Funds is a series of Lincoln Variable Insurance Products Trust.

Acquiring Fund: LVIP ClearBridge QS Select Large Cap Managed Volatility Fund (formerly, LVIP Blended Core Equity Managed Volatility Fund)

Acquired Fund: LVIP ClearBridge Large Cap Equity Managed Volatility Fund

Note 2 — Basis of Pro Forma

The Reorganization will be accounted for as a taxable reorganization for federal income tax purposes; however, no gain or loss will be recognized by Fund shareholders as a direct result of the Reorganization because the Funds are available for investment only in tax-deferred variable annuity products. The Acquired Fund and the Acquiring Fund are each registered open-end management investment companies. The Reorganization would be accomplished by the transfer of the assets and the liabilities of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to the shareholders of the Acquired Fund, in complete liquidation of the Acquired Fund followed by the termination of the Acquired Fund. The table below shows the shares that Acquired Fund shareholders would have received had the Reorganization occurred on June 30, 2018.

	LVIP ClearBridge Large Cap Managed Volatility Fund	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund	Pro Forma Adjustments		LVIP ClearBridge QS Select Large Cap Managed Volatility Fund (pro forma)
Shares Outstanding
Standard Class	120,572	6,644	(19,610	) [1]	107,606
Service Class	13,928,365	22,848,164	(2,264,252	) [1]	34,512,277
1.	Reflects new shares issued, net of retired shares of the LVIP ClearBridge Large Cap Managed Volatility Fund.

The following table shows the net assets of the Funds as of June 30, 2018 and on a pro forma basis assuming the Reorganization had occurred on that date.

	LVIP ClearBridge Large Cap Managed Volatility Fund	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund	Pro Forma Adjustments	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund (pro forma)
Net Assets
Standard Class	$1,290,910	$84,951	$0	$1,375,861
Service Class	$148,823,037	$291,520,939	$0	$440,343,976
Total	$150,113,947	$291,605,890	$0	$441,719,837

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Note 3 — Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the Pro Forma Combined Fund financial information as if the Reorganization had been in effect on the first day of the 12-month period ended June 30, 2018 using the fees and expenses information shown in the Joint Proxy Statement/Prospectus. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Acquired Fund and the Acquiring Fund and has been prepared in accordance with U.S. GAAP which require management to make estimates and assumptions that affect this information. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

	Fee and Expense Increase (Decrease)
Net Expense Category	Pro forma Adjustment Dollar Amount	Pro forma Adjustment Percentage (1)	Note
Management fees	(65,782)	-0.02%	2
Distribution fees-Service Class	-
Shareholder servicing fees	-
Accounting and administration expenses	(17,731)	0.00%	3
Reports and statements to shareholders	-
Professional fees	(27,558)	-0.01%	5
Consulting fees	-
Trustees’ fees and expenses	-
Custodian fees	4,097	0.00%	3
Pricing fees	(206)	0.00%	3
Index Fees	-
Other	-
Operating Expenses	(107,180)	-0.03%

Less management fees waived	868,318	0.21%	2
Less expense reimbursement	(3,265)	0.00%	4
Expenses paid indirectly	-
Total operating expenses	757,873	0.18%	6

1 -	Percentages presented are the increase/(decrease) in expense divided by the Proforma Combined Fund average net assets.
2 -	Reflects the impact of applying the Acquiring Fund’s fee rates following the Reorganization to the combined fund’s increased average net assets.
3 -	Percentage rounds to less than 0.005%.
4 -	Reflects the increase in expense reimbursement payments the advisor would have made to the combined Fund if the Reorganization had occurred on the first day of the 12-month period.
5 -	Reflects the anticipated reduction of certain duplicative expenses eliminated after the Reorganization.
6 -

Does not include expenses of the Underlying Funds in which the Acquired Fund invests. If those expenses were included, total operating expenses would instead be adjusted by (0.04%) on a pro forma basis.

No significant accounting policies will change as a result of the Reorganization, including policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No material changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

Note 4 — Portfolio Repositioning

In the Reorganization, it is anticipated that the Acquired Fund will redeem in kind its holdings of underlying funds, with the proceeds to be transferred to the Acquiring Fund in kind. The Acquiring Fund is expected to sell approximately 17% of such portfolio and to deploy the resulting cash to increase the size of positions in securities held by the

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Acquiring Fund at the time of the Reorganization. As a result, it is expected that the Acquiring Fund’s portfolio post-Reorganization will resemble as nearly as possible the Acquiring Fund’s portfolio pre-Reorganization. Because LIAC has agreed to pay for these costs, the Acquiring Fund is not expected to incur brokerage commissions in connection with investing the proceeds of the Reorganization.

The Acquired Fund’s portfolio turnover related to liquidating its portfolio in the Reorganization would have resulted in realized gains of approximately $13,497,773 for financial reporting purposes and $12,521,346 on a tax basis if the securities had been sold as of June 30, 2018. This may result in a dividend and/or distribution to the Acquiring Fund’s shareholders after the Reorganization. Such dividend and/or distribution is not expected to be taxable for federal income tax purposes to Contract Owners.

Note 5 — Reorganization Costs

Lincoln Investment Advisors Corporation will pay for the costs of the Reorganization, such as printing and mailing, legal, accounting, proxy solicitation, and brokerage costs. These costs are estimated to be approximately $90,000.

Note 6 — Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio manager, portfolio composition, investment goal, expense structure and investment policies and limitations of the Acquiring Fund. The Acquired Fund and Acquiring Fund are similar in age and relative size.

Note 7 — Capital Loss Carryforwards

As of June 30, 2018, the Acquired Fund had no unused capital loss carryforwards.

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